UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2021

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PEYE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 3.02	Unregistered Sale of Securities.

On October 4, 2021, we closed on an asset purchase agreement with Lighthouse Imaging, LLC and Anania & Associates Investment Company, LLC for substantially all of the assets of Lighthouse Imaging, LLC, a Maine limited liability company operating a medical optics and digital imaging business. The aggregate cash purchase price consisted of $2,855,000 in cash at closing, which is the original cash closing amount of $3,250,000 adjusted for a working capital shortfall, and $1,500,000 as earn-out consideration over a period of two years. In addition, we issued 2,500,000 unregistered shares of common stock to the sellers.

The earn-out consideration will be paid at a rate of $750,000 per annum from October 1, 2021 to September 30, 2023 if certain gross profit is earned by Lighthouse.

The asset purchase agreement contains customary representations, warranties, and indemnification provisions. The selling shareholders of Lighthouse agreed to a non-compete, non-solicitation, and non-hire provision for a period of five years from the closing date.

We financed the acquisition by taking on a $2,600,000 term loan from Main Street Bank and by closing a $1,500,000 private placement. The term loan has a term of seven years and bears interest at the greater of the Wall Street Journal “Prime Rate” plus 1.50% or the fixed rate of 4.75% per annum. We also secured a revolving line of credit not to exceed $250,000 for general working capital purposes. The line of credit bears interest at the same rate as the term loan. Both the term loan and the line of credit are secured by all of the assets of our Company, including those acquired with the Lighthouse business.

On October 4, 2021, we entered into agreements with investors for the sale and purchase of 937,500 shares of our common stock, $0.01 par value, at a purchase price of $1.60 per share. We received $1,500,000 in gross proceeds from the offering.

The wife of our VP of sales and marketing Jeffrey Di Rubio participated in the private placement by purchasing 12,500 shares of common stock for $20,000.

In conjunction with the placement, we also entered into a registration rights agreement with the investors, whereby we are obligated to file a registration statement with the Securities Exchange Commission on or before 120 calendar days after October 4, 2021 to register the resale by the investors of 937,500 shares of our common stock purchased in the placement.

The agreements also provide for the investors to receive additional shares of our common stock in the event we close a subsequent offering of our common stock at a purchase price lower than $1.60 per share before October 4, 2022. The additional shares each investor would receive would be equal to the difference between the number of shares that would have been received at the reduced purchase price and the number of shares received at the $1.60 purchase price.

The issuance of the shares of common stock was exempt from registration pursuant to the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuance and there was only a limited number of recipients or the recipients were knowledgeable accredited investors who understand the investment risks. Accordingly, the shares issued as part of the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the Lighthouse acquisition, on October 4, 2021, we agreed with the seller that Mr. Peter Anania or another person named by Lighthouse will join our Board for a minimum term of three years. The minimum term shall not apply in the event Mr. Anania violates any applicable laws, the bylaws or other corporate governance documents of the Company, or the employee handbooks, guidelines and other documents governing employee conduct. Lighthouse may request the removal of Mr. Anania at any time.

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On October 6, 2021, our Board appointed Mr. Peter V. Anania as a class II director for a three-year term or until his successor is duly elected or qualified.

Peter V. Anania is President of Anania & Associates, and Anania & Associates Investment Company LLC, a private investment firm focused on privately-held, Maine-based businesses. He founded both businesses in 1987. He serves as President and on the Board of Microwave Techniques LLC and Ferrite Microwave Technologies LLC. He has served in operating and board positions of numerous private companies in which he has invested and performed management consulting services to non-portfolio companies.

Mr. Anania served on the Windham Town Council, board of the Windham Economic Development Corporation, Maine Heritage Policy Center (Chairman); is a Corporator for Bangor Savings Bank; an Emeritus Board member of the Maine International Trade Center participating in trade missions to Korea, the United Kingdom, Brazil, Argentina, Taiwan, Singapore, Germany, the Netherlands and Mexico; and serves as a charter member of Maine's District Export Council helping small businesses expand their export sales. He previously served on the board of the USM Alumni Association, the Family Crisis Center, the United Way Allocation Committee and Raye’s Mustard Mill in Eastport.

Mr. Anania has a B.A. from the University of Maine and an MBA from the University of Southern Maine.

There have been no related party transactions between Mr. Anania and our Company since the beginning of the last fiscal year.

The description of the asset purchase agreement, the loans and the private placement does not purport to be complete and is qualified in its entirety by reference to the complete text of the asset purchase agreement, the loan documents, the form of the securities purchase agreement, and the form of registration rights agreement, which are filed as Exhibits 10.1 through 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by our management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC, including but not limited to the risks associated with realizing the opportunities of the Lighthouse acquisition and the resources required to integrate the newly acquired assets.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

a) Financial Statements of businesses or funds acquired.

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The financial statements required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

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(d) Exhibits.

10.1†*	Asset Purchase Agreement, dated October 4, 2021, by and among Precision Optics Corporation, Inc. and Lighthouse Imaging, LLC and Anania & Associates Investment Company, LLC.

10.2	Form of Securities Purchase Agreement, by and among Precision Optics Corporation, Inc. and several Investors, dated October 4, 2021.

10.3	Form of Registration Rights Agreement, by and among Precision Optics Corporation, Inc. and several Investors, dated October 4, 2021.

10.4*	Loan Agreement dated October 4, 2021, by and among Precision Optics Corporation, Inc. and Main Street Bank.

10.5	$250,000 Revolving Line of Credit Note dated October 4, 2021.

10.6	$2,600,000 Term Loan Note dated October 4, 2021.

10.7	Security Agreement dated October 4, 2021, by and among Precision Optics Corporation, Inc. and Main Street Bank.

10.8	Director side letter agreement dated October 4, 2021.

†	Certain portions of the agreement have been omitted to preserve the confidentiality of such information. The Company will furnish copies of any such information to the SEC upon request.

*	The schedules to the agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date: October 8, 2021	By:	/s/ Joseph N. Forkey
Name: Joseph N. Forkey Title: Chief Executive Officer

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